Exhibit 10.39

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ALAUNOS THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS CUSTOMARILY AND ACTUALLY TREATED AS PRIVATE.

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Cancer Institute

an Institute or Center (hereinafter referred to as the “IC”) of the

NIH

and

Ziopharm Oncology, Inc., hereinafter referred to as the “Licensee”,

having offices at One First Avenue, Parris Building #34, Navy Yard Plaza, Boston, MA 02129,

created and operating under the laws of Delaware.

Tax ID No.: 84-1475642

CONFIDENTIAL-NIH Fourth Amendment of L-910-2019/0 Model 10-2105	Final Ziopharm Oncology, Inc. Page 1 of 16	April 30. 2021

FOURTH AMENDMENT TO L-190-2019-0

This is the fourth amendment (“Fourth Amendment”) of the agreement by and between the IC and Licensee having an effective date of May 28, 2019 and having IC Reference Number L-190-2019-0 (“Agreement”). This Fourth Amendment, having IC Reference Number L-190-2019-4 includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Royalty Payment Information), and 3) Appendix A - Patent(s) or Patent Application(s).

WHEREAS, the IC and the Licensee desire that the Agreement be amended a fourth time as set forth below in order to bring additional patent rights within the scope of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the IC and the Licensee, intending to be bound, hereby mutually agree to the following:

1)

The cover page’s “Serial Number(s) of Licensed Patent(s) or Patent Application(s)” section of the Agreement, including the complete list of Licensed Patent(s) or Patent Application(s) in this section, shall be deleted. Appendix A of this Fourth Amendment is hereby incorporated by reference herein.

2)	Appendix A - Patent(s) or Patent Application(s) of the Agreement shall be deleted and replaced with Appendix A - Patent(s) or Patent Application(s) of this Fourth Amendment.

3)

Within sixty (60) days of the execution of this Fourth Amendment, the Licensee shall pay the IC an amendment issue royalty in the sum of one hundred thirty thousand US Dollars ($130,000.00). Payment options may be found in Attachment 1.

4)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

5)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

6)

The terms and conditions of this Fourth Amendment shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this Fourth Amendment, and the Fourth Amendment itself, to be null and void, unless this Fourth Amendment is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page.

7)	This Fourth Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

A-078-2021

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FOURTH AMENDMENT TO L-190-2019/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Fourth Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:
/s/ Richard U. Rodriguez	4-30-21

Richard U. Rodriguez, MBA Associate Director Technology Transfer Center National Cancer Institute	Date

National Institutes of Health Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: [***]

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Robert Hadfield	5-4-21

Signature of Authorized Official Name: Robert Hadfield Title: General Counsel	Date

A-078-2021

CONFIDENTIAL-NIH Fourth Amendment of L-910-2019/0 Model 10-2105	Final Ziopharm Oncology, Inc. Page 3 of 16	April 30. 2021

i.
Official and Mailing Address for Agreement notices:

Rob Hadfield

Name

Chief Legal Officer

Title

Mailing Address:

One First Avenue, Parris Building #34

Navy Yard Plaza

Boston, MA 02129

Email Address: [***]

Phone: [***]

Fax: [***]

ii.
Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Eshane Dupree

Name

Accounts Payable

Title

One First Avenue, Parris Building #34

Navy Yard Plaza

Boston, MA 02129

Email Address: [***]

Phone: [***]

Fax: [***]

A-078-2021

CONFIDENTIAL-NIH Fourth Amendment of L-910-2019/0 Model 10-2105	Final Ziopharm Oncology, Inc. Page 4 of 16	April 30. 2021

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

ATTACHMENT 1- ROYALTY PAYMENT INFORMATION
New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

[***]

A-078-2021

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APPENDIX A - PATENT(S) OR PATENT APPLICATION(S)

Patent(s) or Patent Application(s):

Group A

[***]

Group B

[***]

Group C

[***]

Group D

[***]

Group E

[***]

Group F

[***]

A-078-2021

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